SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

AMENDMENT NO. 1 TO CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2002

NETWORK ENGINES, INC.

(Exact name of registrant as specified in charter)

Delaware	000-30863	04-3064173

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Dan Road, Canton, Massachusetts	02021

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 332-1000

N/A

(Former name or former address, if changed since last report)

Introductory Note:

On December 27, 2002, Network Engines, Inc., a Delaware corporation (“Network Engines”), completed its acquisition of TidalWire Inc., a Delaware corporation (“TidalWire”). On January 13, 2003, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the the pro forma financial information required by Item 7.

The Company hereby amends and restates Item 7 of the Current Report to read in its entirety as follows:

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial statements of the business being acquired from TidalWire have been previously reported as part of Network Engines’ definitive proxy statement on Schedule 14A, filed December 6, 2002, and are omitted pursuant to General Instruction B.3.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item is contained in Exhibit 99.2 to this Amendment No. 1 to the Current Report and is incorporated herein by reference.

(c)	Exhibits.

2.1	Agreement and Plan of Merger made as of November 11, 2002, by and among Network Engines, Inc., Ninja Acquisition Corp. and TidalWire Inc., incorporated by reference from Exhibit 2.1 to Network Engines’ Form 8-K filed with the Securities and Exchange Commission on November 15, 2002.

99.1	Press release dated December 30, 2002 announcing Network Engines, Inc.’s completed acquisition of TidalWire Inc. *

99.2	Unaudited Pro Forma Combined Financial Statements

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2003	NETWORK ENGINES, INC.

(Registrant)

Douglas G. Bryant

Vice President of Administration, Chief Financial Officer,

Treasurer and Secretary (Principal Financial Officer and

Principal Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

2.1

Agreement and Plan of Merger made as of November 11, 2002, by and among Network Engines, Inc., Ninja Acquisition Corp. and TidalWire Inc., incorporated by reference from Exhibit 2.1 to Network Engines’ Form 8-K filed with the Securities and Exchange Commission on November 15, 2002.

99.1	Press release dated December 30, 2002 announcing Network Engines, Inc.’s completed acquisition of TidalWire Inc. *

99.2	Unaudited Pro Forma Combined Financial Statements

* Previously filed